                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement     [_] Confidential, for Use of the
                                         Commission Only (as permitted by Rule
                                         14a-6(e)(2))
 [X] Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Emisphere Technologies, Inc.
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed aggregate value of transaction:

  (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                         EMISPHERE TECHNOLOGIES, INC.
                          765 Old Saw Mill River Road
                           Tarrytown, New York 10591

                                                                 April 24, 2002

Dear Stockholder:

   You are cordially invited to attend Emisphere's Annual Meeting of Stockholders to be held on May 16, 2002 at 10:00 a.m. at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York.

   At this meeting, you will be asked to consider and vote upon the election of four directors, to approve and ratify the adoption of the Emisphere Technologies, Inc. 2002 Broadbased Stock Option Plan, to approve and adopt an amendment to the Emisphere Technologies, Inc. 2000 Stock Option Plan, and to ratify Emisphere's Board of Directors' selection of PricewaterhouseCoopers LLP to serve as our independent accountants for the fiscal year ending December 31, 2002.

   The Board of Directors appreciates and encourages stockholder participation in Emisphere's affairs and cordially invites you to attend the meeting in person. In any event, it is important that your shares be represented and Emisphere asks that you sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

   Thank you for your cooperation.

                                          Very truly yours,

                                          /s/ Michael M. Goldberg
                                          MICHAEL M. GOLDBERG, M.D.
                                          Chairman of the Board of Directors

                         EMISPHERE TECHNOLOGIES, INC.
                          765 Old Saw Mill River Road
                           Tarrytown, New York 10591

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                                                            Tarrytown, New York
                                                                 April 24, 2002

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EMISPHERE TECHNOLOGIES, INC., a Delaware corporation, will be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on May 16, 2002 at 10:00 a.m. for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

      1.  To elect four directors;

      2. To approve and ratify the adoption of the Emisphere Technologies, Inc. 2002 Broad Based Stock Option Plan, which provides for a maximum of 160,000 shares of Emisphere common stock to be available for issuance thereunder;

      3. To approve and adopt an amendment to the 2000 Stock Option Plan providing for an increase in the maximum number of shares of Emisphere common stock available for issuance thereunder by 730,000 shares;

      4. To ratify the Board of Directors' selection of PricewaterhouseCoopers LLP to serve as Emisphere's independent accountants for the year ending December 31, 2002; and

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The total shares of common stock issuable if proposals 2 and 3 are approved is 890,000 which represents less than 5% of Emisphere's outstanding common stock as of today's date.

   Only those stockholders of record at the close of business on April 5, 2002 will be entitled to receive notice of, and vote at, this meeting. A list of stockholders entitled to vote at the meeting will be open to examination by any stockholder during the ten days prior to the meeting at Emisphere's principal offices located at 765 Old Saw Mill River Road, Tarrytown, New York 10591.

   All stockholders are cordially invited to attend the meeting in person. In any event, please mark your votes, then date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. Please note that the accompanying form of proxy must be returned to record your vote. The proxy is revocable by you at any time prior to its exercise. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                                          By order of the Board of Directors

                                          /s/ Fredrick D. Cobb
                                          Fredrick D. Cobb
                                          Secretary

                         EMISPHERE TECHNOLOGIES, INC.
                          765 Old Saw Mill River Road
                           Tarrytown, New York 10591

                               -----------------

                                PROXY STATEMENT

                               -----------------

What is the purpose of this Proxy Statement?

   This Proxy Statement and the enclosed proxy card are furnished to holders of Emisphere Technologies, Inc. common stock, $.01 par value per share (the "Common Stock"), in connection with the solicitation of proxies, in the accompanying form, by Emisphere's Board of Directors, for use at the Annual Meeting of Stockholders to be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on May 16, 2002, at 10:00 a.m., and at any and all adjournments of such Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares.

   Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone by Emisphere's officers or employees. Emisphere may also enlist the aid of brokerage houses, or Emisphere's transfer agent, Mellon Investor Services, LLC, in soliciting the proxies. This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about April 24, 2002.

What proposals will be addressed at the Annual Meeting?

   The Annual Meeting has been called to consider and take action on the following proposals:

      1. To elect Michael M. Goldberg, M.D., Robert J. Levenson, Joseph R. Robinson, Ph.D. and Alan W. Dunton, M.D. (the "Director Nominees") as directors;

      2. To approve and ratify the adoption of the Emisphere Technologies, Inc. 2002 Broad Based Stock Option Plan (the "2002 Broad Based Plan"), which provides for a maximum of 160,000 shares of Emisphere Common Stock to be available for issuance thereunder;

      3. To approve and adopt an amendment to the Emisphere Technologies, Inc. 2000 Stock Option Plan (the "2000 Stock Option Plan") providing for an increase in the maximum number of shares of Emisphere Common Stock available for issuance thereunder by 730,000 shares;

      4. To ratify the Board of Directors' selection of PricewaterhouseCoopers LLP to serve as Emisphere's independent accountants for the fiscal year ending December 31, 2002; and

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

How do I vote in person?

   If you plan to attend the Annual Meeting on May 16, 2002, you will be able to obtain a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

How do I vote by Proxy?

   Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

   If you properly fill in your proxy card and send it to Emisphere in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

  .   "FOR" the election of the Director Nominees.
  .   "FOR" the approval and ratification of the 2002 Broad Based Plan.
  .   "FOR" the approval of the amendment to the 2000 Stock Option Plan.
  .   "FOR" the ratification of the selection of Independent Accountants.

   If any other matter is presented, your proxy will vote in accordance with his or her discretion. At the time this Proxy Statement went to press, Emisphere knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

May I revoke my Proxy?

   If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

  .   You may send in another proxy with a later date.

  . You may notify Emisphere in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at Emisphere's principal executive offices before the annual meeting, that you are revoking your proxy. Any notice for this purpose should be addressed to the attention of Emisphere's Corporate Secretary.

  .   You may vote in person at the Annual Meeting.

What vote is required to approve each proposal?

   PROPOSAL 1:  ELECTION OF THE DIRECTOR NOMINEES

   The Director Nominees to be elected as Directors named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting. A nominee who receives a "plurality" means he has received more votes than any other nominee has for the same Director's seat.

   PROPOSAL 2:  APPROVAL AND RATIFICATION OF THE 2002 BROAD BASED PLAN

   The approval of Proposal 2 requires the affirmative vote of at least a majority of the shares of Common Stock present at the meeting in person or by proxy and voting on the matter.

   PROPOSAL 3:  APPROVAL OF THE AMENDMENT TO THE 2000 STOCK OPTION PLAN

   The approval of Proposal 3 requires the affirmative vote of at least a majority of the shares of Common Stock present at the meeting in person or by proxy and voting on the matter.

   PROPOSAL 4:  RATIFICATION OF THE INDEPENDENT ACCOUNTANTS

   The approval of Proposal 4 requires the affirmative vote of at least a majority of the shares of Common Stock, present at the meeting in person or by proxy and voting on the matter.

Who bears the cost of soliciting the Proxies?

   Emisphere will bear the cost of soliciting proxies included with this Proxy Statement. Emisphere may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of Emisphere Common Stock and soliciting them to execute the proxies.

Where are Emisphere's executive offices?

   Emisphere's principal executive offices are located at 765 Old Saw Mill River Road, Tarrytown, New York 10591 and the telephone number is (914) 347-2220.

How can I get additional information about Emisphere?

   Emisphere, upon written or oral request of any stockholder, furnishes without charge a copy of Emisphere's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the SEC, without exhibits. Please address your requests to Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591 Attention: Investor Relations. Exhibits to the Annual Report on Form 10-K will be provided upon written request and payment of an appropriate processing fee. Copies of the Annual Report on Form 10-K and the exhibits to it are also available from the SEC in person, on the SEC's worldwide web as described below and at www.emisphere.com.

   Emisphere is subject to the informational requirements of the Securities Exchange Act, which requires that Emisphere files reports, proxy statements and other information with the SEC. These filings may be inspected and copied at the public reference facilities of the SEC. Call 1 (800) SEC-0330 for more information regarding public reference facilities. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. In addition, the SEC maintains a worldwide web site on the Internet that contains reports, proxy and information statements as well as other information regarding registrants that file electronically with the SEC, including Emisphere. The SEC's worldwide web site address is "www.sec.gov."

Householding of Annual Meeting materials

   Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household. Emisphere will promptly deliver a separate copy of either document to any stockholder upon written or oral request to the Investor Relations Department, Emisphere Technologies Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591, telephone: (914) 347-2220. Any stockholder who wants to receive separate copies of Emisphere Technologies' Proxy Statement or Annual Report to Stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact Emisphere at the above address and phone number.

                               VOTING SECURITIES

   As of April 5, 2002 (the "Record Date"), there were approximately 17,830,279 shares of Emisphere Common Stock outstanding. The presence, either in person or by proxy, of persons entitled to vote a majority of Emisphere's outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum. Abstentions are counted as if they were "no" votes in tabulations of the votes cast, whereas broker non-votes, are not considered as having voted for the purposes of determining the outcome of a vote. Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. No other outstanding securities are entitled to vote as of the Record Date.

                BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN
                          STOCKHOLDERS AND MANAGEMENT

   The following table sets forth certain information, as of April 5, 2002, except as noted, regarding the beneficial ownership of the Common Stock by (i) each person or group known to Emisphere to be the beneficial owner of more than 5% of Emisphere's Common Stock outstanding, (ii) each of Emisphere's Directors, including the Director Nominees, (iii) each Executive Officer of Emisphere named below and (iv) all Directors and Executive Officers of Emisphere as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed.

                                                      Amount and
                                                       Nature of    Percent
                                                      Beneficial      Of
        Name and Address of Beneficial Owner (1)     Ownership (2)   Class
        ----------------------------------------     -------------  -------
     Merrill Lynch Investment Managers (3)..........   1,320,682      7.4%
     Zweig-DiMenna Partners, L.P. (4)...............     907,000      5.5%
     Michael M. Goldberg, M.D.......................   1,813,244(5)   9.3%
     Howard M. Pack.................................     196,388      1.1%
     Jere E. Goyan, Ph.D............................     106,025        *
     Peter Barton Hutt, Esq.........................      35,670        *
     Mark I. Greene, M.D., Ph.D.....................      80,225        *
     Joseph R. Robinson, Ph.D.......................      65,979        *
     Robert J. Levenson.............................      29,908(6)     *
     Robert A. Baughman, Jr., Pharm.D., Ph.D........     171,977        *
     Lewis H. Bender................................     179,454      1.0%
     Alan W. Dunton, M.D............................      16,667        *
     All Directors and Executive Officers as a group   2,695,537     13.3%

--------
*  Less than 1%
(1) Unless otherwise specified, the address of each beneficial owner is c/o Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591.
(2) The number of shares set forth for each Director and Executive Officer of Emisphere includes the following number of shares with respect to which such individual has the right, exercisable within 60 days, to acquire beneficial ownership upon exercise of options:

                                          Number of
                                           Shares
                                          ---------
                             Dr. Goldberg 1,658,315
                             Mr. Pack....    70,000
                             Dr. Goyan...   105,000
                             Mr. Hutt....    35,000
                             Dr. Greene..    79,200

                                                           Number of
                                                            Shares
                                                           ---------
           Dr. Robinson...................................    65,000
           Mr. Levenson...................................    21,000
           Dr. Baughman...................................   164,378
           Mr. Bender.....................................   171,420
           Dr. Dunton.....................................    16,667
           All Directors and Executive Officers as a group 2,385,980

(3) Based on the Schedule 13G/A filed on February 5, 2002 by Merrill Lynch & Co., Inc.
(4) Based on the Schedule 13G filed on February 15, 2002 by Zweig-DiMenna Partners, L.P.
(5) Does not include 130,000 shares with respect to which Dr. Goldberg has transferred options to members of his family and with respect to which Dr. Goldberg disclaims beneficial interest.
(6) Includes 1,000 shares held by the Robert J. and Mira Levenson Family Foundation, with respect to which shares Mr. Levenson disclaims beneficial ownership.

                      PROPOSAL 1:  ELECTION OF DIRECTORS

   Emisphere's Board of Directors was increased to eight members in March 2002, and continues to be divided into three classes with staggered terms so that the term of one class expires at each annual meeting of stockholders. At this meeting, three Class I Directors serving three-year terms expiring in 2005 are to be elected, and Dr. Michael M. Goldberg, Robert J. Levenson and Dr. Joseph
R. Robinson have been nominated for election. In addition, Emisphere's Board of Directors has increased the number of its members by one Class II member, and has nominated Director Nominee, Dr. Alan W. Dunton, for election to serve as that Class II Director, with a term expiring in 2003. The proxies given pursuant to this solicitation will be voted, unless authority is withheld, in favor of the Director Nominees. Should any of the Director Nominees become unavailable to serve for any reason, your proxy will be voted for an alternative nominee to be determined by the persons named in the proxy. The Board of Directors has no reason to believe that any of the nominees will be unavailable. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Voting

   The nominee receiving a plurality of the votes cast will be elected a Director. Abstentions are not available for Proposal 1, and broker non-votes will not affect the outcome of the election.

   The Board of Directors deems the election of each of the nominees listed above as a Director to be in the best interest of Emisphere and its stockholders and recommends a vote "FOR" their election.

Information Concerning Director Nominees, Continuing Directors, Executive Officers, and Key Employees

   Information regarding the Director Nominees, Directors serving unexpired terms, current Executive Officers, and key employees, including their respective ages, the year in which each first joined Emisphere and their principal occupations or employment during the past five years, is provided below:

                                          Year
                                         Joined
               Name                 Age Emisphere        Position with the Company
               ----                 --- --------- ---------------------------------------
Michael M. Goldberg, M.D. (3)(C)... 43    1990    Chairman of the Board of Directors and
                                                    Chief Executive Officer
Jere E. Goyan, Ph.D. (1)(A)(B)..... 71    1992    Director
Mark I. Greene, M.D., Ph.D. (2)(C). 53    1995    Director
Peter Barton Hutt, Esq. (2)(B)..... 67    1992    Director
Robert J. Levenson (3)(A)(B)(C).... 60    1998    Director
Howard M. Pack (2)(A).............. 83    1985    Director
Joseph R. Robinson, Ph.D. (3)(C)... 62    1997    Director
Alan W. Dunton, M.D. (1)(3)........ 47    2002    Director Nominee, President and Chief
                                                    Operating Officer
Robert A. Baughman, Ph.D., Pharm.D. 52    1991    Senior Vice President, Development
Lewis H. Bender.................... 43    1993    Senior Vice President, Business
                                                    Development
Shepard M. Goldberg................ 46    1998    Senior Vice President, Operations
Steven M. Dinh, Sc.D............... 46    1999    Vice President, Research
John E. Smart, Ph.D................ 58    1996    Vice President, Discovery Research
Fredrick D. Cobb................... 55    2000    General Manager, Finance & Accounting
                                                    Financial Officer
Friedrich K. Pfetsch............... 46    2000    Controller and Chief Accounting Officer

--------
(1) Term as a director expires in 2003
(2) Term as a director expires in 2004
(3) Director Nominee
(A) Member of Audit Committee
(B) Member of Compensation Committee
(C) Member of Nominating Committee

   Michael M. Goldberg, M.D. has served as Chairman of the Board of Directors of Emisphere Technologies since November 1991 and as Chief Executive Officer and Director since August 1990. In addition, Dr. Goldberg served as President from August 1990 to October 1995. Dr. Goldberg received a B.S. from Rensselaer Polytechnic Institute, a M.D. from Albany Medical College of Union University in 1982 and a MBA from Columbia University Graduate School of Business in 1985. Under the terms of his employment agreement with Emisphere, Dr. Goldberg is to serve as Chairman and Chief Executive Officer and is to be nominated to serve as a member of the Board of Directors.

   Jere E. Goyan, Ph.D. has been Director of Emisphere Technologies since 1992. Until he retired in 1999, he was President, Chief Operating Officer, and Director of Alteon, Inc. He started at Alteon as Senior Vice President Research and Development in January 1993. Previously, he was a Professor of Pharmacy and Pharmaceutical Chemistry and also Dean of the School of Pharmacy at the University of California. He has also served in various other academic, administrative and advisory positions, including Commissioner of the FDA. He currently is Chairman of the Board of SciClone Pharmaceuticals, a Board member of Penwest Pharmaceuticals Co., Slil and One World Health, and is Chairman of the Scientific Advisory Committee for Penwest.

   Mark I. Greene, M.D., Ph.D. has been a Director of Emisphere Technologies since 1995. He has been the John Eckman Professor of Medical Science, School of Medicine at the University of Pennsylvania for more than five years. He serves on the Scientific Advisory Boards of TolerRx and Fulcrum, two private biotechnology companies.

   Peter Barton Hutt, Esq. has been a Director of Emisphere Technologies since 1992. He has been a partner at the law firm of Covington & Burling in Washington, D.C. for over five years. He specializes in food and drug law. He was formerly Chief Counsel of the FDA. He is currently a Director of CV Therapeutics, Inc., and private companies.

   Howard M. Pack has been a Director of Emisphere Technologies since Emisphere's inception in 1986 and was Executive Vice President of Finance of Emisphere Technologies until he retired in October 1988.

   Joseph R. Robinson, Ph.D. has been a Director of Emisphere Technologies since 1997. For over five years he has been Professor of Pharmacy and Ophthalmology at the University of Wisconsin. He currently is a Director of Cima Laboratories, Inc.

   Robert J. Levenson has been a Director of Emisphere Technologies since 1998. Since June 2000, he has been a managing member of The Lenox Capital Group, LLC. He was Executive Vice President of First Data Corporation from May 1993 until May 1998. Previously he was Senior Executive Vice President and Chief Operating Officer of Medco Containment Services, Inc. and Group President of Automatic Data Processing, Inc. He currently is a Director of First Data Corporation, Superior Telecom, Inc. and Vestcom International, Inc.

   Alan W. Dunton, M.D. joined Emisphere Technologies in 2002, as Emisphere's President and Chief Operating Officer and Director Nominee. Prior to joining Emisphere, Dr. Dunton was a Senior Executive in the Pharmaceuticals Group of Johnson and Johnson. He was President of The Janssen Research Foundation and Managing Director of Janssen Pharmaceutica, NV, a Johnson and Johnson company, from 1998 to 2001. Prior to joining Janssen, Dr. Dunton was Group Vice President of Development at the R.W. Johnson Pharmaceutical Research Institute
(PRI). Dr. Dunton received his medical degree from New York University School of Medicine, where he completed his residency in internal medicine. He also was a Fellow in Clinical Pharmacology at the New York Hospital/Cornell University Medical Center.

   Robert A. Baughman, Jr., Pharm.D., Ph.D. joined Emisphere Technologies in September 1991. He became Senior Vice President in September 1993 and Director of Development in June 1994. Previously, he was Emisphere's Vice President and Director of Research and Development. Dr. Baughman holds a B.S. from Loyola University and a Pharm.D. and a Ph.D. in pharmaceutical chemistry from the University of California, San Francisco.

   Lewis H. Bender joined Emisphere Technologies in 1993. He became Senior Vice President of Business Development in April 1997 and Vice President of Business Development in October 1995. Previously he was our Director of Business Development. Mr. Bender received a B.S. and an M.S. in chemical engineering from the Massachusetts Institute of Technology, a M.A. in international studies from the University of Pennsylvania and a MBA from the Wharton School of the University of Pennsylvania.

   Shepard M. Goldberg joined Emisphere Technologies in 1998. He became Senior Vice President, Operations in 2001 and Vice President, Operations in April 1998. Previously, he was President and owner of two regional distribution businesses. He received a B.S. in electrical engineering from Polytechnic Institute of N.Y. and a MBA from Adelphi University. He is a first cousin of Michael M. Goldberg, M.D., Chairman and Chief Executive Officer.

   Steven M. Dinh, Sc.D. joined Emisphere Technologies in April 1999 as Vice President, Research. He was previously Vice President and Chief Scientific Officer with Lavipharm Laboratories. Prior to joining Emisphere he held various research positions in transdermal product development and basic pharmaceutics research with Novartis Pharmaceuticals Corp., CIBA-Geigy Corporation and with E. I. DuPont de Nemours & Co. Dr. Dinh holds a Sc.D. in Chemical Engineering from the Massachusetts Institute of Technology.

   John E. Smart, Ph.D. joined Emisphere Technologies in 1996 as Vice President, Director of Research and has been Director of Discovery Research since 1998. He was previously the Vice President of Research at Creative Biomolecules, Inc., a biopharmaceutical company. He received his Ph.D. in biochemistry and biophysics from the California Institute of Technology and has over 20 years of experience in academia and the health care industry.

   Fredrick D. Cobb joined Emisphere Technologies in August 2000 as Director, Budgeting, Forecasting and Cost Analysis. He became General Manager, Finance & Accounting in July 2001. He was previously Vice President and Chief Financial Officer at MetaMorphix, Inc. Mr. Cobb received his M.S. in Accounting from Seton Hall University and a B.S. degree in Management from Cornell University.

   Friedrich K. Pfetsch joined Emisphere Technologies in May 2000. He was previously Assistant Controller of Sotheby's Holdings Company, and held senior accounting and auditing positions with Philip Morris and General Electric Company. Mr. Pfetsch is a Certified Public Accountant. He received his B.B. degree in Business Administration from the University of Manheim, and holds an MBA degree from the University of Connecticut.

Attendance at Meetings

   During 2001 and the five months ended December 31, 2000, Emisphere's Board of Directors held a total of five meetings. The Audit Committee held five meetings during 2001 and the five months ended December 31, 2000. The Compensation Committee took all of its actions by unanimous consent during 2001 and the five months ended December 31, 2000. Each of the incumbent Directors except Mr. Hutt has attended more than 75% of the aggregate number of meetings held by the Board and the Committees thereof on which they served.

Committees of the Board of Directors

   The Board of Directors has established Audit, Compensation, and Nominating committees. The Audit and the Compensation committees are comprised entirely of Directors who are not officers of Emisphere. Selection of nominees to the Board of Directors is made by the Nominating Committee.

   Dr. Goyan and Messrs. Levenson and Pack serve on the Audit Committee, with Mr. Pack as Chairman. The Audit Committee is responsible for reviewing Emisphere's internal accounting procedures, the results and scope of the audit and other services performed by the independent auditors including consulting and recommending the appointment of the independent accountants to the Board of Directors.

   The Compensation Committee is comprised of Dr. Goyan and Messrs. Hutt and Levenson, with Mr. Levenson as Chairman, and makes recommendations to the Board of Directors regarding compensation of Emisphere's Executive Officers and administers Emisphere's stock option plans.

   In March 2002, the Board of Directors established a Nominating Committee. The Nominating Committee is comprised of Drs. Goldberg, Greene, and Robinson, and Mr. Levenson, and makes recommendations to the Board of Directors regarding persons to fill Director vacancies. Nominations for the election of Directors may be made by the Board of Directors or the Nominating Committee. Stockholders may make recommendations for a nominee by complying with the notice procedures set forth in Emisphere's by-laws. The Nominating Committee did not meet during 2001.

Audit Fees

   The firm of PricewaterhouseCoopers LLP, independent auditors, audited Emisphere's financial statements for 2001 and the five months ended December 31, 2000. The aggregate amount of fees paid for professional services provided by PricewaterhouseCoopers in reviewing the financial statements was $151,500 for 2001, and $97,000 for the five months ended December 31, 2000.

Financial Information System Design and Implementation Fees

   There were no PricewaterhouseCoopers LLP fees or services relating to financial information systems design and implementation in 2001.

All Other Fees

   The aggregate amount of fees paid for services rendered by PricewaterhouseCoopers LLP to Emisphere Technologies, other than for the audit fees noted above was $35,092 for 2001, and $44,975 for the five months ended December 31, 2000. These amounts were for non-audit related services, including fees for tax return preparation and other consultations.

Audit Committee Report

   The Audit Committee is comprised of Dr. Jere E. Goyan and Messrs. Robert J. Levenson and Howard M. Pack, none of whom is an officer or employee of Emisphere, and aside from their position as Director, each is otherwise independent of Emisphere. The Audit Committee operates under a written charter adopted by the Board of Directors (the "Charter"). Pursuant to the Charter, the Board of Directors appoints at least three members (who meet the independence and experience requirements of the NASDAQ Stock Market, Inc. rules and regulations, as they may be amended from time to time) for the Audit Committee to assist the Board of Directors in, among other things, monitoring and reviewing (i) Emisphere's financial statements, (ii) Emisphere's compliance with legal and regulatory requirements and (iii) the independence and performance of Emisphere's external auditors. Under the Charter, the Audit Committee is required to make regular reports to the Board of Directors.

   The Audit Committee's responsibilities also include, reviewing and assessing:

  . the adequacy of the Charter itself, and recommending changes to the Board for their approval;

  . the annual audited financial statements with management, including issues relating to accounting and auditing principles and practices, as well as the adequacy of internal controls;

  .   the independent accountant's independence from Emisphere; and

  . management's, as well as the independent accountant's, analysis regarding financial reporting issues and judgments made in connection with the preparation of financial statements, including those prepared quarterly and annually, prior to filing our quarterly report on Form 10-Q, Transition Report on Form 10-Q and annual report on Form 10-K.

   The Audit Committee has reviewed the audited financial statements provided by PricewaterhouseCoopers LLP (the "Independent Accountant") and has discussed them with both management and the Independent Accountants. The Audit Committee has also discussed with management and the Independent Accountants those matters requiring discussion by the Codification of Statements of Auditing Standards, AU (S) 380 ("SAS 61") as currently in effect, including the independence of the Independent Accountants. Additionally, the Audit Committee has received the written disclosures and the letter from the Independent Accountants required by the Independence Standards Board Standard No.1, as currently in effect.

   In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP as Emisphere's independent accountants for 2002, the Audit Committee has considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

   Based upon the discussions referenced above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ending December 31, 2001.

   Management is responsible for the financial reporting process including the system of internal control and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). The Independent Auditors are responsible for auditing those financial statements. The Audit Committee members are not employees, and they are not professional accountants or auditors. The Audit Committee's primary purpose is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information provided to shareholders and others, the systems of internal controls which management has established to preserve assets and the audit process. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures or to determine that Emisphere's financial statements are complete and accurate and in accordance with US GAAP. In giving their recommendation to the Board of Directors, the Audit Committee has relied on management's representations that the financial statements have been prepared with integrity and objectivity and in conformity with US GAAP, and on the opinion of the independent auditors included in their report on Emisphere's financial statements.

   A copy of the Charter was included with the Proxy Statement for Emispheres Technologies, Inc. 2000 Annual Meeting. Additional copies are available upon request from the Secretary of Emisphere. See "How can I get additional information about Emisphere?" on page 3.

                   Audit Committee of the Board of Directors

                               Dr. Jere E. Goyan
                              Robert J. Levenson
                           Howard M. Pack (Chairman)

Compensation of Directors

   Directors receive no cash compensation in their capacity as Directors. Directors who are not employees receive, under Emispheres Technologies' 1997 Stock Option Plan for Non-Employee Directors, options to purchase shares of the Common Stock. In addition, Messrs. Hutt and Pack, and Drs. Goyan and Greene, have each received an option to purchase shares under an earlier plan in effect prior to January 29, 1997. The table below summarizes the option granted to Emisphere's outside directors to date.

                                                                           Exercise
           Outside Director             Date of Grant Number of Shares (1)  Price
           ----------------             ------------- -------------------- --------
Mark I. Greene.........................    10/2/95           70,000(2)     $ 8.625
                                           3/22/01           21,000         13.875
Jere E. Goyan..........................    4/29/92           70,000(2)     $13.000
                                           4/29/97           21,000         13.750
                                           4/28/00           21,000         41.060
Peter Barton Hutt, Esq.................    4/29/92           70,000(2)     $13.000
                                           4/28/97           21,000         13.750
                                           4/28/00           21,000         41.060
Robert J. Levenson.....................    9/11/98           35,000        $ 6.125
Howard M. Pack.........................    4/29/92           70,000(2)     $13.000
                                           4/28/97           21,000         13.750
                                           4/28/00           21,000         41.060
Joseph R. Robinson.....................    1/29/97           35,000        $23.500

--------
(1) Unless indicated otherwise, all options referenced in this table were granted under the Outside Directors Plan, as currently in effect.
(2) Options granted under the Emisphere Technologies, Inc Stock Option Plan for Outside Directors which was in effect prior to January 29, 1997.

   In addition, for each meeting of the Board of Directors or a committee thereof attended, Non-Employee Directors have a right to receive, under the Directors Deferred Compensation Stock Plan, a number of shares of Emisphere Common Stock, based on the closing price of the Common Stock on the date of the meeting and an amount determined by the Board of Directors as compensation for the meeting. For meetings attended during the year ended 2001 and the five months ended December 31, 2000, Drs. Goyan, and Greene, and Messrs. Levenson and Pack, each earned the right to receive 229 shares of Common Stock, Dr. Robinson earned the right to receive 183 shares of Common Stock, and Mr. Hutt earned the right to receive 145 shares of Common Stock. In the event that the holder of an option ceases to serve as a Director, the option may be exercised with respect to the fully vested shares within six months thereafter and will terminate immediately with respect to all unvested shares.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires Emisphere's Executive Officers, Directors, as well as persons who own more than 10% of a registered class of Emisphere equity securities, to file reports of ownership and changes in ownership of those equity securities of Emisphere with the SEC. These persons are required by SEC regulation to also furnish Emisphere with copies of all
Section 16(a) forms that they file.

   Based solely upon a review of copies of such forms furnished to Emisphere pursuant to the Securities and Exchange Act of 1934, during 2001 and the five months ended December 31, 2000, Emisphere is aware that Mr. Baughman, an Executive Officer of Emisphere, did not timely file two reports on Form 4, in connection with two transactions, required to be reported under Section 16(a) of the Securities Exchange Act. We are not aware of any other Executive Officer, Director or 10% shareholder of ours who failed to file on a timely basis any report required to be filed by Section 16(a) of the Securities Exchange Act.

                            EXECUTIVE COMPENSATION

   The following table sets forth information regarding the aggregate compensation Emisphere paid in 2001, the five months ended December 31, 2000 and the years ended July 31, 2000 and 1999 to Emisphere's Chief Executive Officer and each of Emisphere's other Executive Officers whose total compensation exceeded $100,000 during the last fiscal year:

                          SUMMARY COMPENSATION TABLE

                                         Fiscal         Annual              Stock
Name and Principal Position             Year (1)   Compensation (2) Option Grants (Shares) Other (3)
---------------------------             --------   ---------------- ---------------------- ---------
Michael M. Goldberg, M.D...............   2001         427,842             323,120          10,500
Chairman of the Board and Chief           2000(TP)     172,917               1,758           4,375
  Executive Officer                       2000         391,368             485,554          10,208
                                          1999         368,215               7,455          10,000
Robert A. Baughman, Jr., Pharm.D, Ph.D.   2001         228,575              76,758          10,500
Senior Vice President, Development        2000(TP)      83,333                 847           2,851
                                          2000         200,000               2,183          10,208
                                          1999         212,260              79,022           8,907
Lewis H. Bender........................   2001         258,151              62,030          10,500
Senior Vice President,                    2000(TP)     108,333               1,102           4,333
  Business Development                    2000         204,125              92,148          10,208
                                          1999         180,096               3,427           7,420

--------
(1) "2001" represents the year ended December 31, 2001; "2000 (TP)" represents the five month transition period ended December 31, 2000; "2000" represents the year ended July 31, 2000; and "1999" represents the year ended July 31, 1999.
(2) Annual compensation consists solely of base salary except that Drs. Goldberg and Baughman were also paid in lieu of earned vacations $14,615 and $4,615 during 2001 and the five months ended December 31, 2000. As to each individual named, the aggregate amounts of all perquisites and other personal benefits, securities and property not included in the summary composition table above or described below do not exceed the lesser of $50,000 or 10% of the annual compensation.
(3) Other compensation consists solely of matching contributions that Emisphere made under a defined contribution plan available to substantially all employees.

  STOCK OPTION GRANTS DURING 2001 AND THE FIVE MONTHS ENDED DECEMBER 31, 2000

   The following table sets forth certain information relating to stock option grants to the Executive Officers named above during 2001 and the five months ended December 31, 2000:

                                                                            Potential Realizable Value
                                            Percent                          at Assumed Annual Rates
                             Number Of     Of Total                               of Stock Price
                              Shares        Option                               Appreciation for
                            Underlying      Shares     Exercise                    Option Term
                              Options     Granted to   Price per Expiration --------------------------
Name                        Granted (1)  Employees (2) Share (1)    Date         5%           10%
----                        -----------  ------------- --------- ----------  ----------    ----------
Michael M. Goldberg........       700           *       $27.63     2/1/01   $    2,901    $    2,901
                                1,058           *        26.75     5/1/01        4,245         4,245
                                  703           *        27.56     8/1/01        2,906         2,906
                              320,000        35.9%       13.88    3/22/11    2,447,987     6,029,288
                                  978           *        15.90    11/1/01        2,333         2,333
                                  817           *        21.80     2/1/02        2,672         2,672
                                  622(3)        *        24.99     5/1/02        2,333         2,333
Robert A. Baughman, Jr.....       337           *       $27.63     2/1/01   $    1,397    $    1,397
                                  510           *        26.75     5/1/01        2,046         2,046
                                  390           *        27.56     8/1/01        1,612         1,612
                                  542           *        15.90    11/1/01        1,293         1,293
                                  464           *        25.48     2/1/02        1,773         1,773
                               75,000         8.4%       21.80    10/5/11      901,422     2,220,244
                                  362(3)        *        24.99     5/1/02        1,357         1,357
Lewis H. Bender............       439           *       $27.63     2/1/01   $    1,819    $    1,819
                                  663           *        26.75     5/1/01        2,660         2,660
                                  441           *        27.56     8/1/01        1,823         1,823
                               60,000         6.7%       13.88    3/22/11      458,981     1,130,491
                                  643           *        15.90    11/1/01        1,534         1,534
                                  537           *        21.80     2/1/02        1,756         1,756
                                  409(3)        *        24.99     5/1/02        1,533         1,533

--------
 * Less than 1%

(1) Options that expired or will expire in 2001 and 2002 were all granted under Emisphere's Qualified Employee Stock Purchase Plan or Non-Qualified Employee Stock Purchase Plan at exercise prices equal to the lower of the fair market value on the date of grant or 85% of the fair market value on the date of exercise. Options expiring in 2011 were granted under Emisphere's 1991 and 2000 Stock Option Plans at prices equal to the fair market value at the date of grant.

(2) In total, 867,811 shares were granted to employees during 2001 and the five months ended December 31, 2000. This total is comprised of 84,243 shares under Emisphere's Qualified and Non-Qualified Employee Stock Purchase
    Plans, and 481,608, 240,960, 30,000, 21,000 and 10,000 shares under
    Emisphere's 2000 Stock Option Plan, 1991 Stock Option Plan, 1995 Stock Option Plan, Outside Directors' Plan, and as Non-Plan options, respectively.

(3) Represents an estimate of the number of shares related to the November 1, 2001 grant under Emisphere's Qualified Employee Stock Purchase Plan or Non-Qualified Employee Stock Purchase Plan at the fair market value at the date of grant. The actual number of shares granted will be based on the fair value at May 1, 2002. The potential realizable value for these grants was calculated as the difference between fair market value on November 1, 2001 (the date of grant), less 85% of the fair market value on the date of grant.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

   The following table sets forth information as to the exercises of options during the five months ended December 31, 2000 and the year 2001, and the number and value of unexercised options held by the Executive Officers named above as of December 31, 2001:

                                                        Number of
                                Exercises from      Shares Underlying     Value of Unexercised
                               August 1, 2000 to  Unexercised Options at In-the-Money Options at
                               December 31, 2001    December 31, 2001       December 31, 2001
                              ------------------- ---------------------- -----------------------
                              Number of
                               Shares     Value     Exer-       Unexer-     Exer-      Unexer-
Name                          Acquired   Realized  cisable      cisable    cisable     cisable
----                          ---------  -------- ---------     -------  -----------  ----------
Michael M. Goldberg..........   1,127(1) $  4,676  1,628,315(8) 704,000  $33,480,962  $5,771,200
                                  682(2)    2,736
                                  700(3)    2,331
                                1,058(4)    2,528
                                  703(5)    2,687
                                  978(6)    8,890
Robert A. Baughman, Jr.......     331(1) $  1,372    179,378     60,000  $ 3,722,407  $  606,600
                                  348(2)    1,396
                                  337(3)    1,393
                                  510(4)    1,216
                                  390(5)    1,490
                               45,000(7)  503,366
                                  542(6)    4,927
Lewis H. Bender..............     307(1) $  1,272    149,420    142,000  $ 2,831,991  $1,242,450
                                  453(2)    1,818
                                  439(3)    1,815
                                  663(4)    1,581
                                  441(5)    1,686
                                  643(6)    5,845

--------
(1) Based on a closing price of $27.63 on August 1, 2000.
(2) Based on a closing price of $26.75 on November 1, 2000.
(3) Based on a closing price of $27.56 on February 1, 2001.
(4) Based on a closing price of $15.90 on May 1, 2001.
(5) Based on a closing price of $25.48 on August 1, 2001.
(6) Based on a closing price of $24.99 on November 1, 2001.
(7) Based on an average sales price of $24.94.
(8) Includes 130,000 shares with respect to which Dr. Goldberg has transferred options to members of his family and with respect to which Dr. Goldberg disclaims beneficial interest.

                     TRANSACTIONS WITH EXECUTIVE OFFICERS

Employment Agreements

   In July 2000, Emisphere Technologies entered into an employment agreement with Michael M. Goldberg, M.D. expiring on July 31, 2003. Pursuant to the agreement, Dr. Goldberg is to serve as Chairman and Chief Executive Officer of Emisphere at an annual salary of $450,000 for 2002, and is to be nominated to serve as a member of the Board of Directors. Also pursuant to the agreement, Dr. Goldberg was granted an option to purchase 320,000 shares of Emisphere's Common Stock at an exercise price of $13.88 per share, which was the closing market price on March 22, 2001.

   The employment agreement provides, among other things, that, upon (i) termination by Emisphere either without Cause or by Dr. Goldberg for Good Reason prior to a Change of Control (as each capitalized term is defined in the agreement) or (ii) termination by Dr. Goldberg following an uncured breach or bankruptcy by Emisphere, Emisphere will make severance payments equal to (a) the compensation payable under the agreement from the date of termination or
(b) one year's compensation under the agreement and any target annual incentive due.

   In the event Dr. Goldberg's employment is terminated following a Change of Control either (i) without Cause or (ii) for Good Reason (as each capitalized term defined in the agreement), Emisphere will make severance payments equal to
(a) the compensation payable under the agreement from the date of termination and (b) the greater of (x) three times the amount of compensation payable under the agreement or (y) the present value of the compensation payable, plus any target annual incentive payments due thereunder through July 31, 2004.

   In December 2001, Emisphere entered into an employment agreement with Director Nominee Alan W. Dunton, M.D. expiring on January 7, 2005. Pursuant to the agreement, Dr. Dunton is to serve as President and Chief Operating Officer of Emisphere at an annual salary of $450,000 for 2002, and is to be nominated to serve as a member of the Board of Directors. Also pursuant to the agreement, Dr. Dunton was granted an option to purchase 200,000 shares of Emisphere Common Stock at an exercise price of $19.30, which was the price equal to the fair market value of such stock on the day prior to the date of the grant.

   The employment agreement provides, among other things, that, upon termination by Emisphere without Cause (as the capitalized term is defined in the agreement), Emisphere will make a severance payment equal to (a) one year's compensation under the agreement and (b) any accrued and unpaid vacation.

   In the event Dr. Dunton's employment is terminated during the Protection Period following a Change of Control, by Dr. Dunton for Good Reason, or by Emisphere, other than on account of Death, Disability or for Cause (as each capitalized term is defined in the agreement) Emisphere will make severance payments equal to (a) his salary through the termination date, (b) one year's compensation under the agreement and (c) any bonus that he is entitled to receive under the agreement.

Transactions with Executive Officers and Directors

   In July 2000, Emisphere extended a loan to Dr. Goldberg in the amount of approximately $1.5 million pursuant to a secured promissory note bearing a variable interest rate based upon LIBOR plus 1.0% (2.8% at December 31, 2001). The proceeds of the loan were used to pay the exercise price and income taxes resulting from Dr. Goldberg's exercise of stock options immediately prior to their expiration on July 31, 2000. The loan is collateralized by the stock issued upon exercise of the stock options. The principal is due the earlier of July 31, 2005 or upon the sale of stock held as collateral.

   In June 2001, Emisphere extended a loan to Lewis H. Bender, in the amount of $199,999 pursuant to a secured full recourse promissory note bearing interest at a rate of 4.25% per annum, with the principal and accrued but unpaid interest due and payable on demand.

   In 2001, Emisphere Technologies made a one-time payment of $80,000 to Dr. Greene, a Director, for consulting services.

Compensation Committee Report on Executive Compensation

   The Report of the Compensation Committee of the Board of Directors and the Performance Graph following it shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or any filing under the Securities Exchange Act of 1934, as amended, except to the extent that Emisphere Technologies specifically incorporate this information by reference, and will not otherwise be deemed filed under either the Securities Act or the Securities Exchange Act.

   The Compensation Committee advises the Board of Directors on compensation matters. The Compensation Committee's policies involve reviewing and establishing the Executive Officers' compensation to ensure that base pay and incentive compensation are sufficient to attract and retain qualified Executive Officers, and to provide incentive systems reflecting both financial and operating performance, as well as an alignment with shareholder interests. These policies are based on the principle that total compensation should be set in order to attract and retain those executives critical to the overall success of Emisphere Technologies and should reward executives for their contributions to the enhancement of shareholder value.

   The key elements of the executive compensation package are base salary, employee benefits applicable to all employees and long-term incentive compensation in the form of stock options. In general, the Compensation Committee has adopted the policy that compensation for Executive Officers should be competitive with that paid by leading biotechnology companies for corresponding senior executives. The Compensation Committee also believes that it is important to have stock options constitute a substantial portion of executive compensation in order to further align the interests of executives with those of Emisphere's stockholders. Accordingly, the Compensation Committee's policy with respect to stock options is that their exercise prices should be equal to or above the fair market value of the Common Stock on the date of grant, that employee stock options should generally involve a five-year vesting period and that options previously granted at exercise prices higher than the current fair market value should not be repriced.

   In determining the compensation for each Executive Officer, the Compensation Committee generally considers (i) data from outside studies and proxy materials regarding compensation of Executive Officers at comparable companies, (ii) the input of other Directors regarding individual performance of each Executive Officer and (iii) qualitative measures of Emisphere's performance, such as progress in the development of technology, the engagement of corporate partners for the commercial development and marketing of products and success in raising the funds necessary to conduct research and development and the pace at which Emisphere continues to advance its technologies in various clinical trials. The Compensation Committee's consideration of these factors is subjective and informal.

   During the year ended July 31, 2000, Emisphere entered into a new three-year employment agreement with Dr. Goldberg. The compensation of Michael M. Goldberg, Chief Executive Officer, for the 2001 fiscal year was as required by his employment agreement with Emisphere, and the Board of Directors did not change his compensation. See "Transactions with Executive Officers--Employment Agreements" for more information regarding Dr. Goldberg's employment agreement. In determining the terms of Dr. Goldberg's new employment agreement, the Board of Directors concluded that Dr. Goldberg's leadership contributed significantly to achievements and progress in the past and that Dr. Goldberg will continue to make significant contributions to Emisphere's performance in the future.

               Compensation Committee of the Board of Directors

                              Dr. Jere E. Goyan
                              Peter Barton Hutt
                              Robert Levenson (Chairman)

Comparative Stock Performance Graph

   The graph and table below compare the cumulative total stockholder return on Emisphere Technologies Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Pharmaceutical Index, assuming an investment of $100 on December 31, 1996 in each of Emisphere Technologies Common Stock, the stocks comprising the Nasdaq Market Index and the stocks comprising the Nasdaq Pharmaceutical Index.

                                           [GRAPH]

Measurement Date       Emisphere    Nasdaq Market    Nasdaq Pharm.
                       ---------    -------------    -------------
12/31/96                   100           100               100
12/31/97                   100           122               103
12/31/98                    84           170               131
12/31/99                   161           315               247
12/31/00                   134           191               308
12/31/01                   171           151               262


   PROPOSAL 2:  APPROVE AND RATIFY THE ADOPTION OF THE 2002 BROAD BASED PLAN

   Emisphere's Board of Directors, pursuant to the recommendation of Emisphere's Compensation Committee has adopted the Emisphere Technologies, Inc. 2002 Broad Based Plan. A total of 160,000 shares of common stock have been initially reserved for issuance pursuant to the 2002 Broad Based Plan. The 2002 Broad Based Plan provides for the grant of options to employees (other than Executive Officers and Directors). The 2002 Broad Based Plan is a broadbased plan and its adoption or amendment is not required to be approved by stockholders, other than for purposes of qualifying the options granted under it as "incentive stock options" as defined in section 422 of the Internal Revenue Code and described below.

   The Board of Directors deems the adoption of the 2002 Broad Based Plan to be in the best interest of Emisphere and its stockholders and recommends that holders of the Common Stock vote FOR Proposal 2.

   If the adoption of the 2002 Broad Based Plan is not approved by the stockholders, the options granted under it will not be eligible to qualify as incentive stock options as intended.

The 2002 Broad Based Plan

   Purpose. The purposes of the 2002 Broad Based Plan include (i) to attract and retain the best available personnel for positions of substantial responsibility, (ii) to provide additional incentive to Emisphere's employees, and (iii) to promote the success of Emisphere's business. Options granted under the 2002 Broad Based Plan may be incentive stock options or non-statutory stock options, as determined by the administrator at the time of grant.

   Grants Under the Plan. The 2002 Broad Based Plan provides for the grant of options to purchase 160,000 shares of Emisphere Common Stock, including options intended to qualify as incentive stock options under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

   Administration. The 2002 Broad Based Plan is administered by the Compensation Committee of the Board of Directors, each member of which is intended to be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 to the extent that Rule 16b-3 under the Exchange Act is applicable. The members of the committee may be changed at any time and from time to time at the discretion of the Board of Directors.

   The Compensation Committee has full power and authority, subject to those orders or resolutions not inconsistent with the provisions of the 2002 Broad Based Plan as may be issued or adopted by Emisphere's Board, among other things, to interpret the provisions of the 2002 Broad Based Plan and option agreements made under it and to take such further action as they deem necessary in order to carry out the provisions of the 2002 Broad Based Plan. The Compensation Committee's decisions, interpretations and determinations shall be final and binding on all holders of options under the 2002 Broad Based Plan.

   Eligibility. Option awards under the 2002 Broad Based Plan may be made to employees. Option awards that qualify as incentive stock options under section 422 of the Code may only be made to employees, including non-executive officers. Awards of non-statutory stock options may be made to employees.

   Maximum Shares to be Issued. The maximum number of shares that may be issued pursuant to the grant of options under the 2002 Broad Based Plan is 160,000 shares in the aggregate (subject to anti-dilution adjustments). In the event a stock option granted under the 2002 Broad Based Plan expires or terminates prior to exercise, such shares will thereafter be available for further option grants.

   Terms of Stock Option Grants. The Compensation Committee is authorized in its discretion to grant or award incentives relating to Emisphere's Common Stock, utilizing (1) incentive stock options and (2) non-statutory stock options. Options may be granted to participants singly or in any combination, which the committee deems appropriate, provided that the maximum number of shares covered by options that each optionee may be granted during the duration of the 2002 Broad Based Plan is 49% of the total number of shares authorized for issuance under the 2002 Broad Based Plan.

   The Compensation Committee is authorized to determine whether options issued under the 2002 Broad Based Plan will be designated as incentive stock options ("ISOs") or nonstatutory stock options ("NSOs"). ISOs are options that are intended to qualify under section 422 of the Code. All options that are not intended to be ISOs are referred to as NSOs. The terms of option grants are set forth in written option agreements, which contain such terms and conditions determined by the committee. These option agreements will specify whether or not an option is intended to be an ISO, the rate at which the option becomes exercisable, the date on which the option may be exercised and the period of time during which the option may be exercised following termination of employment. Subject to the provisions of the 2002 Broad Based Plan, no option may be exercised more than 10 years after the date of grant. Options that are not exercised during the term established by the committee will expire without value. With some exceptions, including as set forth below, each option may be exercised only during the continuance of the optionee's employment with Emisphere or any of its subsidiaries.

   The per share exercise price of options granted under the 2002 Broad Based Plan must be at least equal to the fair market value of Emisphere's Common Stock on the date of grant. If the aggregate fair market value (determined as of the date of grant) of the ISOs that first become exercisable by a participant in any calendar year exceeds $100,000, the excess is to be treated as NSOs to the extent required by section 422 of the Code. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of our outstanding capital stock, the exercise price of any ISO granted must be at least equal to 110% of the fair market value on the grant date, and the term of the ISO must not exceed five years.

   The Compensation Committee shall determine the acceptable form of consideration for exercising an option, including the method of payment. In the case of an ISO, the Compensation Committee will determine the acceptable form of consideration at the time the ISO is granted.

   Restrictions on Transfer. No option granted under the 2002 Broad Based Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the grantee other than by will or the laws of descent and distribution, and during the lifetime of the optionee may be exercised only by the optionee.

   Federal Income Tax Consequences. The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the 2002 Broad Based Plan. This summary is not intended to be complete and, among other things, does not describe state, local or foreign income and other tax consequences. Participants in the 2002 Broad Based Plan are urged to consult their own tax advisors with respect to the consequences of their participation in the 2002 Broad Based Plan.

   Incentive Stock Options. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by the optionee within two years after the date of grant or within one year after the exercise of the option, then (1) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the company for federal income tax purposes.

   If the shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of the disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares), over the option price paid for the shares, and (2) the optionee's employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

   Subject to certain exceptions for disability and death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as an NSO.

   The exercise of an ISO can effect the optionee's liability for alternative minimum tax. Each taxpayer is potentially subject to the alternative minimum tax. In substance, the taxpayer is required to pay the higher of his alternative minimum tax liability or his "regular" income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

   In general, for purposes of the alternative minimum tax, the exercise of an ISO will be treated essentially as if it were the exercise of an NSO. As a result, the rules of section 83 of the Code relating to transfers of property, including restricted property, will apply in determining the optionee's alternative minimum taxable income.

Consequently, an optionee exercising an ISO with respect to unrestricted stock will have income, for purposes of determining the base for the application of the alternative minimum tax, in an amount equal to the spread between the option price for the shares and the fair market value of the shares at the date of exercise. In general, the spread at exercise will not be taken into account specifically for alternative minimum tax purposes if the optionee makes, within the same year of exercise, a disqualifying disposition under the Code of those shares received upon exercise.

   Non-statutory Stock Options. An optionee will generally not recognize any taxable income upon the grant of an NSO and Emisphere will not be entitled to a tax deduction with respect to the grant of an NSO. Upon exercise of an NSO, the excess of the fair market value of the common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the common stock received pursuant to the exercise of an NSO will equal the sum of the compensation income recognized and the exercise price.

   In the event of a sale of common stock received upon the exercise of an NSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such common stock is more than one year.

   Amendment. The Board of Directors may amend, alter, suspend or terminate the 2002 Broad Based Plan at any time, provided that no such action may impair the rights of any optionee without the written consent of the optionee.

New Plan Benefits

   As of the date of this Proxy Statement, approximately 160,000 options have been granted under the 2002 Broad Based Plan to employees of Emisphere Technologies. Subject to shareholder approval it is expected that the options granted will qualify as ISOs.

   PROPOSAL 3:  APPROVE AND ADOPT AN AMENDMENT TO THE 2000 STOCK OPTION PLAN

   Emisphere's Board of Directors has determined that additional shares of the Common Stock should be made available for grants of stock options to Emisphere's employees, Directors and consultants who will be responsible for Emisphere's profitability and long-term future growth. Accordingly, the Board of Directors has recommended and approved the adoption of an amendment to the 2000 Stock Option Plan authorizing an increase in the maximum number of shares of the Common Stock available for the grant of options under it by 730,000 shares.

   The Board of Directors deems the approval of the amendment to the 2000 Stock Option Plan to be in the best interest of Emisphere and its stockholders and recommends that holders of the Common Stock vote FOR.

Proposal 3.

   If the amendment to the 2000 Stock Option Plan is not approved by the stockholders, the Company will have to reevaluate how Emisphere will provide incentives to existing and future employees, Directors, and consultants.

Summary of the 2000 Stock Option Plan

   The following is a summary of the 2000 Stock Option Plan.

   Purpose. The purposes of the 2000 Stock Option Plan include: (i) to attract and retain the best available personnel for positions of substantial responsibility, (ii) to provide additional incentive to Emisphere's employees and consultants, and (iii) to promote the success of our business. Options granted under the 2000 Stock Option Plan may be incentive stock options or non-statutory stock options, as determined by the administrator at the time of grant.

   Grants Under the Plan. The 2000 Stock Option Plan currently provides for the grant of options to purchase 689,500 shares of Emisphere Common Stock a majority of which have been granted. Emisphere proposes to increase this plan by 730,000 shares by amendment, including options intended to qualify as incentive stock options under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

   Administration. The 2000 Stock Option Plan is administered by the Compensation Committee of the Board of Directors, each member of which is intended to be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "Outside Director" within the meaning of section 162(m) of the Code, to the extent that Rule 16b-3 under the Exchange Act and section 162(m) of the Code are applicable. The members of the committee may be changed at any time and from time to time at the discretion of Emisphere's Board.

   The Compensation Committee has full power and authority, subject to those orders or resolutions not inconsistent with the provisions of the 2000 Stock Option Plan as may be issued or adopted by our Board, among other things, to interpret the provisions of the 2000 Stock Option Plan and option agreements made under it and to take such further action as they deem necessary in order to carry out the provisions of the 2000 Stock Option Plan. The Compensation Committee's decisions, interpretations and determinations shall be final and binding on all holders of options under the 2000 Stock Option Plan.

   Eligibility. Option awards under the 2000 Stock Option Plan may be made to employees, Directors and consultants. Option awards that qualify as incentive stock options under section 422 of the Code may only be made to Emisphere's employees and to employees of affiliates. Awards of nonstatutory stock options may be made to our employees, directors, and consultants, and to employees of affiliates.

   Maximum Shares to be Issued.   The maximum number of shares that may be
issued pursuant to the grant of options under the 2000 Stock Option Plan, as amended (by the adoption of Proposal 3), would be 1,419,500 shares in the aggregate (subject to anti-dilution adjustments), of which approximately 689,000 options have been granted as of the date of this Proxy Statement. In the event a stock option granted under the 2000 Stock Option Plan expires or terminates prior to exercise, such shares will thereafter be available for further option grants.

   Terms of Stock Option Grants. The Compensation Committee is authorized at its discretion to grant or award incentives relating to Emisphere's Common Stock, utilizing (1) incentive stock options and (2) non-statutory stock options. Options may be granted to participants singly or in any combination, which the committee deems appropriate, provided that the maximum number of shares covered by options that each optionee may be granted during the duration of the 2000 Stock Option Plan is 80% of the total number of shares authorized for issuance under the 2000 Stock Option Plan.

   The Compensation Committee is authorized to determine whether options issued under the 2000 Stock Option Plan will be designated as ISOs or NSOs. ISOs are options that are intended to qualify under section 422 of the Code and may only be granted to Emisphere's employees. All options that are not intended to be ISOs are referred to as NSOs. The terms of option grants are set forth in written option agreements, which contain such terms and conditions determined by the committee. These option agreements will specify whether or not an option is intended to be an ISO, the rate at which the option becomes exercisable, the date on which the option may be exercised and the period of time during which the option may be exercised following termination of employment. Subject to the provisions of the 2000 Stock Option Plan, no option may be exercised more than 10 years after the date of grant. Options that are not exercised during the term established by the committee will expire without value. With some exceptions, including as set forth below, each option may be exercised only during the continuance of the optionee's employment with, or service as Director of, Emisphere or any of its subsidiaries.

   The per share exercise price of ISOs granted under the 2000 Stock Option Plan must be at least equal to the fair market value of our Common Stock on the date of grant. If the aggregate fair market value (determined as of the date of grant) of the ISOs that first become exercisable by a participant in any calendar year exceeds $100,000, the excess is to be treated as NSOs to the extent required by section 422 of the Code. The exercise price of NSOs is determined by the committee, but with respect to NSOs intended to qualify as "performance-based compensation" within the meaning of section 162(m) of the Code, the exercise price must be at least equal to the fair market value of Emisphere's Common Stock on the date of the grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of outstanding capital stock, the exercise price of any ISO granted must be at least equal to 110% of the fair market value on the grant date, and the term of the ISO must not exceed five years.

   The Compensation Committee shall determine the acceptable form of consideration for exercising an option, including the method of payment. In the case of an ISO, the Compensation Committee will determine the acceptable form of consideration at the time the ISO is granted.

   Restrictions on Transfer. Unless determined otherwise by the Compensation Committee, no option granted under the 2000 Stock Option Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the grantee other than by will or the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee.

   Federal Income Tax Consequences. The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the 2000 Stock Option Plan. This summary is not intended to be complete and, among other things, does not describe state, local or foreign income and other tax consequences. Participants in the 2000 Stock Option Plan are urged to consult their own tax advisors with respect to the consequences of their participation in the 2000 Stock Option Plan.

   Incentive Stock Options. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by the optionee within two years after the date of grant or within one year after the exercise of the option, then (1) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to Emisphere for federal income tax purposes.

   If the shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of the disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares), over the option price paid for the shares, and (2) the optionee's employer will be entitled to deduct such amount for federal income tax purposes, if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

   Subject to certain exceptions for disability and death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as an NSO.

   The exercise of an ISO can effect the optionee's liability for alternative minimum tax. Each taxpayer is potentially subject to the alternative minimum tax. In substance, the taxpayer is required to pay the higher of his alternative minimum tax liability or his "regular" income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

   In general, for purposes of the alternative minimum tax, the exercise of an ISO will be treated essentially as if it were the exercise of an NSO. As a result, the rules of section 83 of the Code relating to transfers of property, including restricted property, will apply in determining the optionee's alternative minimum taxable income. Consequently, an optionee exercising an ISO with respect to unrestricted stock will have income, for purposes of determining the base for the application of the alternative minimum tax, in an amount equal to the spread between the option price for the shares and the fair market value of the shares at the date of exercise. In general, the spread at exercise will not be taken specially into account for alternative minimum tax purposes if the optionee makes, within the same year of exercise, a disqualifying disposition under the Code of those shares received upon exercise.

   Non-statutory Stock Options. An optionee will generally not recognize any taxable income upon the grant of an NSO and Emisphere will not be entitled to a tax deduction with respect to the grant of an NSO. Upon exercise of an NSO, the excess of the fair market value of the Common Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. Emisphere will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the Common Stock received pursuant to the exercise of an NSO will equal the sum of the compensation income recognized and the exercise price.

   In the event of a sale of common stock received upon the exercise of an NSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss, if the holding period for such common stock is more than one year.

   Amendment. The Board of Directors may amend, alter, suspend or terminate the 2000 Stock Option Plan at any time provided that no such action may impair the rights of any optionee without the written consent of the optionee.

New Plan Benefits

   No options have been granted in contemplation of the adoption of the amendment to the 2000 Stock Option Plan.

       PROPOSAL 4:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors has selected PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP has served as Emisphere's independent accountants since November 1991.

   The Board of Directors deems the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of Emisphere to be in the best interest of Emisphere and its stockholders and recommends that holders of the Common Stock vote FOR Proposal 4.

   A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions. Although it is not required to do so, the Board of Directors is submitting the selection of independent accountants for ratification at the meeting. If this selection is not ratified, the Board of Directors will reconsider its choice.

               PROPOSALS OF STOCKHOLDERS FOR 2003 ANNUAL MEETING

   Stockholders may submit proposals on matters appropriate for stockholder action at Emisphere's annual stockholder meetings. In order to be considered for inclusion in next year's proxy statement, shareholder proposals must be received at Emisphere's principal executive office no later than December 16, 2002.

   For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at next year's annual stockholder meeting (the "2003 Annual Meeting"), the stockholder must also give Emisphere written notice of the proposal. Emisphere's By-Laws provide that in order to be timely, a stockholders' notice must be received at Emisphere's principal executive offices not less than 30 days nor more than 60 days prior to the meeting.

   Notice of intention to present proposals at the 2003 Annual Meeting should be addressed to: Secretary, Emisphere Technologies, Inc., 765 Old Saw Mill River Road, Tarrytown, New York 10591.

                                OTHER BUSINESS

   The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters at their discretion.

   The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                          By order of the Board of Directors

                                          /s/ Fredrick D. Cobb
                                          Fredrick D. Cobb
                                          Secretary

Tarrytown, New York
April 24, 2002

                                                                      Appendix A

--------------------------------------------------------------------------------


                          EMISPHERE TECHNOLOGIES, INC.
                           765 OLD SAW MILL RIVER ROAD
                            TARRYTOWN, NEW YORK 10591
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned hereby appoints Fredrick D. Cobb and Dory A. Lombardo, and each of them, as proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Emisphere Technologies, Inc. held of record by the undersigned on April 5, 2002 at the Annual Meeting of Stockholders to be held on May 16, 2002 or any adjournments or postponements thereof.


--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

--------------------------------------------------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN          Please mark
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED       your votes as
FOR EACH OF THE PROPOSALS NAMED BELOW.                                                   indicated in
                                                                                         this example  [X]

1. ELECTION OF DIRECTORS

    FOR all nominees               WITHHOLD
      listed below                AUTHORITY
   (except as marked       to vote for all nominees
    to the contrary)             listed below
         [__]                         [__]

Nominees: 01 Dr. Michael M. Goldberg, 02 Robert J. Levenson,
          03 Dr. Joseph R. Robinson, 04 Dr. Alan W. Dunton

STOCKHOLDERS MAY WITHHOLD AUTHORITY TO VOTE FOR
ANY NOMINEES BY DRAWING A LINE THROUGH OR OTHERWISE
STRIKING OUT THE NAME OF SUCH NOMINEE. ANY PROXY
EXECUTED IN SUCH MANNER AS NOT TO WITHHOLD
AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE
SHALL BE DEEMED TO GRANT SUCH AUTHORITY.


2. Approval and ratification of the
2002 Broad Based Stock Option
Plan.

   FOR      AGAINST        ABSTAIN
   [__]       [__]          [__]


3. Approval and adoption of the
   amendment to the 2000 Stock
   Option Plan.

   FOR      AGAINST        ABSTAIN
   [__]       [__]          [__]


4. Ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 2002.

   FOR       AGAINST       ABSTAIN
   [__]       [__]          [__]


5. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

Please mark here if you plan to
      attend the Annual Meeting  [__]


______  Dated:________________________________________________, 2002
      |
      |
      | ____________________________________________________________
                              (Signature)

        ____________________________________________________________
                           (Signature if held jointly)

        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
              CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                                                                      Appendix B

                          EMISPHERE TECHNOLOGIES, INC.

                        2002 BROADBASED STOCK OPTION PLAN

         1. Purposes of the Plan. The purposes of this Emisphere Technologies,
            --------------------
Inc. 2002 Broadbased Stock Option Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, and to promote the success of the Company's business. The Plan is intended to meet the "broadly based plans" exemption from the stockholder approval requirements for stock option plans under the Nasdaq National Market listing requirements. Options granted under the Plan may be Nonstatutory Stock Options or, subject to Section 18 below, Incentive Stock Options, as determined by the Administrator at the time of grant.

         2. Definitions. As used herein, the following definitions shall apply:
            -----------

            (a) "Administrator" means the Board or any of its Committees as
                 -------------
shall be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the requirements relating to the
                 ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

            (c) "Board" means the Board of Directors of the Company.
                 -----

            (d) "Cause" means termination of an Optionee's employment by the
                 -----
Company for such reasons as may be defined as "Cause" in any applicable employment agreement, or, if an Optionee is not party to a valid employment agreement at the time of his or her termination, shall mean (i) a plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by an Optionee, (ii) a material breach by an Optionee of a fiduciary duty owed to the Company or any of its subsidiaries; (iii) a breach by an Optionee of any non-disclosure, non-solicitation or non-competition obligation owed to the Company or any of its subsidiaries; (iv) the willful or gross neglect by an Optionee of his or her employment duties; and (v) such other events as shall be determined by the Board or the Committee.

            (e) "Code" means the Internal Revenue Code of 1986, as amended.
                 ----

            (f) "Committee" means a committee of Directors appointed by the
                 ---------
Board in accordance with Section 4 of the Plan.

            (g) "Common Stock" means the common stock, $0.01 par value, of the
                 ------------
Company.

            (h) "Company" means Emisphere Technologies, Inc., a Delaware
                 -------
corporation.

            (i) "Director" means a member of the Board.
                 --------

            (j) "Disability" means total and permanent disability as defined in
                 ----------
Section 22(e)(3) of the Code.

            (k) "Employee" means any person employed by the Company or any
                 --------
Subsidiary or other affiliate of the Company. A person shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any

Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (l) "Exchange Act" means the Securities Exchange Act of 1934, as
                 ------------
amended.

            (m) "Fair Market Value" means, as of any date, the value of Common
                 -----------------
Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (n) "Incentive Stock Option" means an Option intended to qualify as
                 ----------------------
an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder. (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option. (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

            (q) "Option" means a stock option granted pursuant to the Plan.
                 ------

            (r) "Option Agreement" means an agreement between the Company and an
                 ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (s) "Optioned Stock" means the Common Stock subject to an Option.
                 --------------

            (t) "Optionee" means the holder of an outstanding Option granted
                 --------
under the Plan.

            (u) "Parent" means a "parent corporation," whether now or hereafter
                 ------
existing, as defined in Section 424(e) of the Code.

            (v) "Plan" means this 2002 Broadbased Stock Option Plan.
                 ----

            (w) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                 ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (x) "Section 16(b)" means Section 16(b) of the Exchange Act.
                 -------------

            (y) "Share" means a share of the Common Stock, as adjusted in
                 -----
accordance with Section 13 of the Plan.

            (z) "Subsidiary" means a "subsidiary corporation," whether now or
                 ----------
hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13
            -------------------------
of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 160,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Administration of the Plan.
            --------------------------


            (a) Procedure in General. The Plan shall be administered by (i) the
                --------------------
Committee, which shall be comprised of not less than two directors appointed by the Board, each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3), to the extent that Rule 16b-3 is applicable to the Company and to Options granted under the Plan; or (ii) if at any time such a committee has not been so designated by the Board, the Board.

            (b) Powers of the Administrator. Subject to the provisions of the
                ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value;

                (ii) to select the Employees to whom Options may be granted hereunder;

                (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                (iv) to approve forms of agreement for use under the Plan;

                (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                (viii) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's
                ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

         5. Eligibility. Stock Options may be granted only to Employees.
            -----------

         6. Limitations.
            -----------

            (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as an Employee with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

            (c) The following limitations shall apply to grants of Options:

                (i) Employees who are officers of the Company may not be granted Options to purchase more than 49% of the Shares reserved for grant under this Plan.

                (ii) No Option may be granted to an Employee who is an officer of the Company if, as a result of such grant, officers of the Company would constitute more than 49% of the Optionees under the Plan.

         7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall
            ------------
become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

         8. Term of Option. The term of each Option shall be ten (10) years from
            --------------
the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9. Option Exercise Price and Consideration.
            ---------------------------------------

            (a) Exercise Price. The per share exercise price for the Shares to
                --------------
be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                (i) In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (ii) In no event will any Option granted to any Employee other than an Employee described in paragraph (i) immediately above have a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant.

            (b) Waiting Period and Exercise Dates. At the time an Option is
                ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

            (c) Form of Consideration. The Administrator shall determine the
                ---------------------
acceptable form of consideration for exercising an Option at the time of grant. Such consideration may consist entirely of:

                (i) cash;

                (ii) check;

                (iii) promissory note;

                (iv) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or which were acquired in the open market, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                (vi) any combination of the foregoing methods of payment; or

                (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10. Exercise of Option.
             ------------------

             (a) Procedure for Exercise; Rights as a Stockholder. Any Option
                 -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

             Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b) Termination of Employment. If an Optionee ceases to be an
                    -------------------------
Employee, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 90 days following the Optionee's termination, unless such termination is for Cause, in which case the Option will immediately terminate and expire. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (c) Disability of Optionee. If an Optionee ceases to be an
                    ----------------------
Employee as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (d) Death of Optionee. If an Optionee dies while an Employee,
                    -----------------
the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         11. Non-Transferability of Options. An Option may not be sold, pledged,
             ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or
             ------------------------------------------------------------------
Asset Sale.
----------

             (a) Changes in Capitalization. Subject to any required action by
                 -------------------------
the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any
                              --------  -------
convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

             (b) Dissolution or Liquidation. In the event of the proposed
                 --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

             (c) Merger or Asset Sale. In the event of a merger of the Company
                 --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets. 13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.
             -------------------------------------

             (a) Amendment and Termination. The Board may at any time amend,
                 -------------------------
alter, suspend or terminate the Plan.

             (b) Stockholder Approval. The Company shall obtain stockholder
                 --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

             (c) Effect of Amendment or Termination. No amendment, alteration,
                 ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         15. Conditions Upon Issuance of Shares.
             ----------------------------------

             (a) Legal Compliance. Shares shall not be issued pursuant to the
                 ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             (b) Investment Representations. As a condition to the exercise of
                 --------------------------
an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16. Inability to Obtain Authority. The inability of the Company to
             -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Reservation of Shares. The Company, during the term of this Plan,
             ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. Stockholder Approval. In order to comply with the requirements of
             --------------------
Section 422 of the Code, and for no other purpose, the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. In the event that such stockholder approval is not obtained in the manner and to the degree required under Section 422 of the Code within such 12-month period, all Options granted under the Plan shall be Nonstatutory Stock Options, including, without limitation, Options intended to qualify as Incentive Stock Options at the time of grant.

         19. Governing Law. The terms of this Plan shall be governed by the laws
             -------------
of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware.

                                                                    Appendix C-1

                                2002 AMENDMENT TO
                           EMISHERE TECHNOLOGIES, INC.
                             2000 STOCK OPTION PLAN
                             ----------------------

Emisphere Technologies, Inc., a Delaware corporation (the "Company") hereby adopts this 2002 Amendment (the "Amendment") to the Company's 2000 Stock Option Plan (the "Plan") to be effective as of May 16, 2002, subject to approval of the Amendment by the holders of a majority of the voting power of the outstanding shares of common stock of the Company present in person or represented by proxy and voting on the matter at the next annual meeting of shareholders, currently scheduled to be held May 16, 2002.

1. In Section 3 of the Plan, the first sentence thereof is deleted in its entirety and the following is substituted in lieu thereof:

"Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,419,500 Shares."

                                                                    Appendix C-2




                          EMISPHERE TECHNOLOGIES, INC.

                             2000 STOCK OPTION PLAN

                       as amended through, April 15, 2002

         1. Purposes of the Plan. The purposes of this Emisphere Technologies,
            --------------------
Inc. 2000 Stock Option Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

         2. Definitions. As used herein, the following definitions shall apply:
            -----------

            (a) "Administrator" means the Board or any of its Committees as
                 -------------
shall be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the requirements relating to the
                 ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

            (c) "Board" means the Board of Directors of the Company.
                 -----

            (d) "Cause" means termination of an Optionee's employment by the
                 -----
Company for such reasons as may be defined as "Cause" in any applicable employment agreement, or, if an Optionee is not party to a valid employment agreement at the time of his or her termination, shall mean (i) a plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by an Optionee, (ii) a material breach by an Optionee of a fiduciary duty owed to the Company or any of its subsidiaries; (iii) a breach by an Optionee of any non-disclosure, non-solicitation or non-competition obligation owed to the Company or any of its subsidiaries; (iv) the willful or gross neglect by an Optionee of his or her employment duties; and (v) such other events as shall be determined by the Board or the Committee.

            (e) "Code" means the Internal Revenue Code of 1986, as amended.
                 ----

            (f) "Committee" means a committee of Directors appointed by the
                 ---------
Board in accordance with Section 4 of the Plan.

            (g) "Common Stock" means the common stock, $0.01 par value, of the
                 ------------
Company.

            (h) "Company" means Emisphere Technologies, Inc., a Delaware
                 -------
corporation.

            (i) "Consultant" means any person, including an advisor, engaged by
                 ----------
the Company or a Subsidiary to render services to such entity.

            (j) "Director" means a member of the Board.
                 --------

            (k) "Disability" means total and permanent disability as defined in
                 ----------
Section 22(e)(3) of the Code.

            (l) "Employee" means any person, including Officers and Directors,
                 --------
employed by the Company or any Subsidiary or other affiliate of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as
                 ------------
amended.

            (n) "Fair Market Value" means, as of any date, the value of Common
                 -----------------
Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (o) "Incentive Stock Option" means an Option intended to qualify as
                 ----------------------
an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (p) "Nonstatutory Stock Option" means an Option not intended to
                 -------------------------
qualify as an Incentive Stock Option.

            (q) "Notice of Grant" means a written or electronic notice
                 ---------------
evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

            (r) "Officer" means a person who is an officer of the Company within
                 ------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (s) "Option" means a stock option granted pursuant to the Plan.
                 ------

            (t) "Option Agreement" means an agreement between the Company and an
                 ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (u) "Optioned Stock" means the Common Stock subject to an Option.
                 --------------

            (v) "Optionee" means the holder of an outstanding Option granted
                 --------
under the Plan.

            (w) "Parent" means a "parent corporation," whether now or hereafter
                 ------
existing, as defined in Section 424(e) of the Code.

            (x) "Plan" means this 2000 Stock Option Plan.
                 ----

            (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                 ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (z) "Section 16(b)" means Section 16(b) of the Exchange Act.
                 -------------

            (aa) "Service Provider" means an Employee, Director or Consultant.
                  ----------------

            (bb) "Share" means a share of the Common Stock, as adjusted in
                  -----
accordance with Section 13 of the Plan.

            (cc) "Subsidiary" means a "subsidiary corporation," whether now or
                  ----------
hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan.  Subject to the provisions of Section 13
            -------------------------

of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,419,500 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------  -------
the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Administration of the Plan.

            (a)  Procedure- in General. The Plan shall be administered by
                 ---------------------
(i) the Committee, which shall be comprised of not less than two directors appointed by the Board, each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code Section 162(m)), to the extent that Rule 16b-3 and Code Section 162(m), respectively are applicable to the Company and to Options granted under the Plan; or (ii) if at any time such a committee has not been so designated by the Board, the Board.

            (b)  Powers of the Administrator.  Subject to the provisions of the
                 ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                 (i)   to determine the Fair Market Value;

                 (ii) to select the Service Providers to whom Options may be granted hereunder;

                 (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                 (iv)  to approve forms of agreement for use under the Plan;

                 (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                 (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                 (vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                 (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                 (ix) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                 (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the

         Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                 (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                 (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's
                -----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

         5. Eligibility. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.


         6. Limitations.
            ------------

            (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

            (c) The following limitations shall apply to grants of Options:

                (i) No Service Provider shall be granted, during the life of this Plan, Options to purchase more than 80% of the Shares authorized for issuance hereunder.

                (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12.

                (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         7. Term of Plan. Subject to Section 18 of the Plan, the Plan
            ------------
shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the
            --------------
Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9. Option Exercise Price and Consideration.
            ----------------------------------------

                (a) Exercise Price. The per share exercise price for the Shares
                    --------------
to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:


                            (i) In the case of an Incentive Stock Option

                                (A) granted to an Employee who, at the time the
                Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                (B) granted to any Employee other than an
                Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                            (ii) In the case of a Nonstatutory Stock Option,
                the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                            (iii) Notwithstanding the foregoing, Options may
                be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.


                (b) Waiting Period and Exercise Dates. At the time an Option is
                    ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

                (c) Form of Consideration. The Administrator shall determine the
                    ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                    (i)     cash;

                    (ii)    check;

                    (iii)   promissory note;

                    (iv) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or which were acquired in the open market, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                    (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                    (vi) any combination of the foregoing methods of payment; or

                    (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10. Exercise of Option.
             ------------------

             (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b) Termination of Relationship as a Service Provider. If an
                    --------------------------------------------------
Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 90 days following the Optionee's termination, unless such termination is for Cause, in which case the Option will immediately terminate and expire. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (c) Disability of Optionee. If an Optionee ceases to be a
                    -----------------------
Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (d) Death of Optionee. If an Optionee dies while a Service
                    ------------------
Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the

Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11. Non-Transferability of Options. Unless determined otherwise by the
         -------------------------------
Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or
         ------------------------------------------------------------------
Asset Sale.
-----------

                (a) Changes in Capitalization. Subject to any required action by
                    --------------------------
the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                (b) Dissolution or Liquidation. In the event of the proposed
                    ---------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                (c) Merger or Asset Sale. In the event of a merger of the
                    ---------------------
Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. Date of Grant. The date of grant of an Option shall be, for all
         --------------
purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.

                (a) Amendment and Termination. The Board may at any time amend,
                    --------------------------
alter, suspend or terminate the Plan.

                (b) Stockholder Approval. The Company shall obtain stockholder
                    ---------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                (c) Effect of Amendment or Termination. No amendment,
                    -----------------------------------
alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     15. Conditions Upon Issuance of Shares.

                (a) Legal Compliance. Shares shall not be issued pursuant to the
                    ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                (b) Investment Representations. As a condition to the exercise
                    ---------------------------
of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16. Inability to Obtain Authority. The inability of the Company to obtain
         ------------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. Reservation of Shares. The Company, during the term of this Plan, will
         ----------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. Stockholder Approval. The Plan shall be subject to approval by the
         ---------------------
stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

     19. Governing Law. The terms of this Plan shall be governed by the laws of
         --------------
the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware.